                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2003

Commission File Number: 0-27795

                         Meier Worldwide Intermedia Inc.
               (Exact name of registrant as specified in charter)

           Nevada                                         52-2079421
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                          Ste 320-1100 Melville Street
                          Vancouver, BC, Canada V6E 4A6

                    (Address of principal executive offices)

                                 (604) 689-7572

              (Registrant's Telephone Number, Including Area Code)

                                       1

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                                   See Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Share Exchange with Covenant Corporation.

Share Exchange with Covenant Corporation On June 26, 2003, a Common Stock Purchase
Agreement (the "Agreement") was made and entered into and closed between Meier
Worldwide Intermedia, Inc., a Nevada corporation ("Buyer") and Covenant
Corporation, a Nevada corporation ("Seller").

The Buyer acquired all issued and outstanding shares of common stock of Seller, except for those shareholders of Seller, if any, exercising dissenters' rights under Nevada law, by way of an exchange of shares (the "Exchange").

As a result of the Exchange, the outstanding shares of Seller common stock were exchanged for 16,520,500 shares of Buyer common stock, making Seller our wholly owned subsidiary.

In total, after taking into account all parties, there are currently approximately 17,138,263 shares of common stock outstanding at the closing of the Exchange.

We urge all interested parties to review the Common Stock Purchase Agreement dated as of June 26, 2003, which is attached hereto to as Exhibit 2.1.

                             THE BUSINESS OF SELLER

Covenant is developing a service designed to counteract online piracy of video, music and software files. Covenant's primary service essentially uploads to pirate sites a large number of fictitious files with a video, music or software name, making it more difficult for visitors to the pirate site to download the real video, music or software they are attempting to pirate.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

                                       2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The financial statements required by Item 310(c) of Regulation S-B in connection with the acquisition of Excalibur described above will be provided by an amendment to this report filed within 75 days of the date hereof.

(b) Pro forma financial information.

The pro forma financial information required by Item 310(d) of Regulation S-B with the acquisition of Excalibur described above will be provided by an amendment to this report filed within 60 days of the date hereof.

(c) Exhibits.

2.1 Common Stock Purchase Agreement (the "Agreement") made and entered into as of the 26th day of June, 2003, between Meier Worldwide Intermedia, Inc., a
Nevada corporation ("Buyer") and Covenant Corporation, a Nevada corporation
("Seller").

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Meier Worldwide Intermedia, Inc. (Registrant)

Date:  June 26, 2003               By:/s/ James Meier
                                      James Meier, President